Boston Common ESG Impact International Fund BCAIX

(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated March 3, 2022 to the
Statutory Prospectus (“Prospectus”) dated January 31, 2022

On February 16, 2022, the Board of Trustees (the “Board”) of the Trust approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Fund and Boston Common Asset Management, LLC (the “Adviser”), pursuant to which the Adviser has agreed to reduce the International Fund’s operating expense limit from 1.20% to 0.86%, effective March 2, 2022. Prior to March 2, 2022, the International Fund’s operating expense limit was 1.20%.

The following disclosures are hereby revised to reflect the changes to the fees and expenses of the International Fund:

Page 3 - “Summary Section - Boston Common ESG Impact International Fund”

Fees and Expenses of the International Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.94%
Fee Reduction and/or Expense Reimbursement	-0.08%
Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement(1)	0.86%
(1) Effective March 2, 2022, the Adviser has contractually agreed to reduce its fees and/or pay International Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement to 0.86% of the International Fund’s average daily net assets (the “Expense Cap”). Prior to March 2, 2022, the International Fund’s Expense Cap was 1.20%. The Expense Cap is indefinite, but will remain in effect until at least January 31, 2024 and may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the International Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.
Example
This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same (except that the example reflects the fee reduction/expense reimbursement arrangement through January 31, 2024). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$292	$512	$1,147

Page 41 - “Management of the Funds”

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, shareholder servicing fees and any other class specific expenses) will not exceed 0.86% of the average daily net assets of the International Fund, 1.00% of the average daily net assets of the U.S. Equity Fund, 0.99% of the average daily net assets of the Emerging Markets Fund. Prior to March 2, 2022, the International Fund’s Expense Cap was 1.20%. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Funds if requested by the Adviser and the Board approves such reimbursement in subsequent years. The Adviser may be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses paid. The Adviser may request reimbursement if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The current Expense Caps are in place indefinitely, but at a minimum through January 31, 2023 (U.S. Equity Fund) and January 31, 2024 (Emerging Markets Fund and International Fund). The Expense Cap agreements may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.

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Please retain this supplement with your Prospectus for future reference.

Boston Common ESG Impact International Fund BCAIX

(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated March 3, 2022 to the
Statement of Additional Information (“SAI”) dated January 31, 2022

On February 16, 2022, the Board of Trustees (the “Board”) of the Trust approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Fund and Boston Common Asset Management, LLC (the “Adviser”), pursuant to which the Adviser has agreed to reduce the International Fund’s operating expense limit from 1.20% to 0.86%, effective March 2, 2022. Prior to March 2, 2022, the International Fund’s operating expense limit was 1.20%.

The following disclosures are hereby revised to reflect the changes to the fees and expenses of the International Fund:

Page 29 - “The Funds’ Investment Adviser”

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, tax, and extraordinary expenses) in order to the limit the Fund’s Total Annual Fund Operating Expenses to 0.86% for the International Fund, 1.00% for the U.S. Equity Fund and 0.99% for the Emerging Markets Fund (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2023, except for the Emerging Markets Fund and International Fund which will each remain in effect through at least January 31, 2024, as shown in the Example contained in the Prospectus and may continue thereafter for an indefinite period, as determined by the Board. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

    * * * * *

Please retain this supplement with your SAI for future reference.